EXHIBIT 10.50

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Amendment is made to that certain Loan and Security Agreement ("Agreement") entered into as of the 31st day of January 2000 by and between Deutsche Financial Services Corporation ("DFS") and TRAVIS BOATS & MOTORS, INC. a Texas corporation; TBC Arkansas, Inc. an Arkansas corporation; Travis Boating Center Arlington, Inc. a Texas corporation; Travis Boating Center Beaumont, Inc. a Texas corporation; Travis Boating Center Oklahoma, Inc. a Texas corporation; Travis Boating Center Tennessee, Inc. a Texas corporation; Travis Snowden Marine, Inc. a Texas corporation; Falcon Marine, Inc. a Texas corporation; Falcon Marine Abilene, Inc. a Texas corporation; Travis Boating Center Alabama, Inc. a Texas corporation; Travis Boating Center Louisiana, Inc. a Louisiana corporation; Travis Boats & Motors Baton Rouge, Inc. a Louisiana corporation; and Travis Boating Center Mississippi, Inc. a Texas corporation; Travis Boating Center Little Rock, Inc., an Arkansas corporation; Red River Marine Arkansas, Inc., an Arkansas corporation; Shelby Marine Center, Inc., a Tennessee corporation; and Shelby Marine Pickwick, LLC, a Tennessee limited liability corporation (individually, collectively, jointly and severally "Borrower").

         WHEREAS, Borrower failed to meet the Minimum Current Ratio set forth in the Agreement for the quarter ended September 30, 2000, and Borrower has recently notified DFS that Borrower will be in violation of the Minimum Current Ratio for at least the quarter ending December 31, 2000; and

         WHEREAS,   Borrower  has  requested   that  DFS  waive  these  covenant
requirements and forbear from accelerating its indebtedness under the Agreement; and

         WHEREAS, provided that no further event of default occurs and Borrower agrees and complies with all of the terms described herein, DFS has agreed to waive these covenant requirements as of September 30, 2000 and forbear from exercising its remedies under the Agreement in order to give Borrower additional time to comply with the terms as described herein.

         NOW, THEREFORE, in consideration of DFS granting Borrower an extension of time within which to comply with the following terms, and in consideration of DFS' waiver of such covenant requirements and DFS' forbearance in exercising its remedies, and other consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and the entities listed below as guarantors agree to the following terms:

         1) Section 2.5.2 of the Agreement is hereby deleted in its entirety and is restated as follows: 2.5.2 Interest - Revolving Credit Loans. Borrower will pay interest to DFS on the Daily Contract Balance (as defined below) monthly in arrears beginning on January 5, 2001 until all Revolving Credit Loans are paid in full in good funds. All Revolving Credit Loans shall be calculated on the Average Daily Balance of Revolving Credit Loans at * per annum."

         2) Section 2.11.1 of the Agreement is hereby deleted in its entirety and is restated as follows:

                           "2.11.1  Weekly Reports. Borrower  agrees to  provide
to DFS by Noon Eastern Time on Monday of every week a Borrowing Base certificate as of not later than the end of business on the previous Friday."

         3) Section 2.13 of the Agreement is hereby deleted in its entirety and is restated as follows:

                          "2.13 Intentionally deleted."

         4) Section 4.1.2 of the Agreement is hereby deleted in its entirety and is restated as follows:

                         "4.1.2 Intentionally deleted."



_______________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.



         5) The Agreement is modified to incorporate a new Section 8.1.10(g), as follows:

                           "(g)  Borrower  will  provide  to  DFS  on  or before
January 31, 2001 audited fiscal year end (as of September 30, 2000) financial statements and such actual statements will not be materially different from the draft fiscal year end financial statements previously provided by Borrower to DFS."

         6) The Agreement is modified to incorporate a new Section 8.1.10(h), as follows:

                           "(h)  Borrower will provide  to DFS financial  state-
ments as of December 31, 2000 no later than January 31, 2001 and such actual statements will not be materially different from the projected results previously provided by Borrower to DFS." 7) Section 9.1.2 of the Agreement is hereby deleted in its entirety and is restated as follows:

                           "9.1.2  Minimum  Current  Ratio.  Borrower  covenants
that it will maintain a ratio of Current Tangible Assets to current liabilities,
(a) as of the last day of each of the fiscal quarters ending on March 31, 2001 and June 30, 2001 of not less than One and One-tenth to One (1.1:1.0), and (b) as of the last day of each of the fiscal quarters ending on or after September 30, 2001 of not less than One and Two-tenths to One (1.2:1.0)."

         8) The Agreement is modified to incorporate a new Section 9.1.4, as follows:

                           "9.1.4  Interest Coverage Ratio.  Borrower  covenants
that it will maintain an Interest Coverage Ratio of not less than the following, all as measured at the end of each fiscal quarter of it, as calculated for the 12 month period ending at the end of such fiscal quarter: (i) 1.0 to 1.0 as of March 31, 2001; (ii) 1.15 to 1.0 as of June 30, 2001; and (iii) 1.6 to 1.0 as of
September 30, 2001 and at all times thereafter." 9) The Agreement is modified to incorporate a new Section 9.1.5, as follows:

                           "9.1.5   Fixed Charge Coverage Ratio.  Borrower cove-
nants and agrees to maintain a Fixed Charge Coverage Ratio of not less than the following, all as measured at the end of each fiscal quarter of it, as calculated for the 12 month period ending at the end of such fiscal quarter: (i)
1.20 to 1.0 as of March  31,  2001;  (ii) 1.35 to 1.0 as of June 30,  2001;  and
(iii) 1.50 to 1.0 as of September 30, 2001 and at all times thereafter."

All other terms as they appear in the Agreement, to the extent consistent with the foregoing, are ratified and remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Borrower and DFS have executed this First Amendment to Loan and Security Agreement on this day of January, 2001.

ATTEST:                                     TRAVIS BOATS & MOTORS, INC.
                                                     a Texas corporation

_________________________                   By:_______________________
Assistant Secretary                         Print Name: Michael B. Perrine
Print Name:_______________                  Title: CFO, Secretary & Treasurer


ATTEST:                                     TBC Arkansas, Inc.
                                            An Arkansas corporation

_________________________                   By:_______________________
Assistant Secretary                         Print Name: Michael B. Perrine
Print Name:_______________                  Title: CFO, Secretary & Treasurer

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


ATTEST:                                    Travis Boating Center Arlington, Inc.
                                           a Texas corporation

_________________________                  By:_______________________
Assistant Secretary                        Print Name: Michael B. Perrine
Print Name:_______________                 Title: CFO, Secretary & Treasurer



ATTEST:                                    Travis Boating Center Beaumont, Inc.
                                           a Texas corporation

_________________________                  By:_______________________
Assistant Secretary                        Print Name: Michael B. Perrine
Print Name:_______________                 Title: CFO, Secretary & Treasurer



ATTEST:                                    Travis Boating Center  Oklahoma, Inc.
                                           A Texas corporation

_________________________                  By:_______________________
Assistant Secretary                        Print Name: Michael B. Perrine
Print Name:_______________                 Title: CFO, Secretary & Treasurer



ATTEST:                                    Travis Boating Center Tennessee, Inc.
                                           a Texas corporation

_________________________                  By:_______________________
Assistant Secretary                        Print Name: Michael B. Perrine
Print Name:_______________                 Title: CFO, Secretary & Treasurer



ATTEST:                                    Travis Snowden Marine, Inc.
                                           a Texas corporation

_________________________                  By:_______________________
Assistant Secretary                        Print Name: Michael B. Perrine
Print Name:_______________                 Title: CFO, Secretary & Treasurer

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


ATTEST:                                    Falcon Marine, Inc.
                                           a Texas corporation

_________________________                  By:_______________________
Assistant Secretary                        Print Name: Michael B. Perrine
Print Name:_______________                 Title: CFO, Secretary & Treasurer



ATTEST:                                  Falcon Marine Abilene, Inc.
                                         a Texas corporation

_________________________                By:_______________________
Assistant Secretary                      Print Name: Michael B. Perrine
Print Name:_______________               Title: CFO, Secretary & Treasurer



ATTEST:                                  Travis Boating Center of Alabama, Inc.
                                         a Texas corporation

_________________________                By:_______________________
Assistant Secretary                      Print Name: Michael B. Perrine
Print Name:_______________               Title: CFO, Secretary & Treasurer



ATTEST:                                  Travis Boating Center Louisiana, Inc.
                                         a Louisiana corporation

_________________________                By:_______________________
Assistant Secretary                      Print Name:
Print Name:_______________               Title: CFO, Secretary & Treasurer



ATTEST:                                  Travis Boats & Motors Baton Rouge, Inc.
                                         a Louisiana corporation

_________________________                By:_______________________
Assistant Secretary                      Print Name: Michael B. Perrine
Print Name:_______________               Title: CFO, Secretary & Treasurer



ATTEST:                                  Travis Boating Center Mississippi, Inc.
                                         a Texas corporation

_________________________                By:_______________________
Assistant Secretary                      Print Name:
Print Name:_______________               Title: CFO, Secretary & Treasurer

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.



ATTEST:                                Travis Boating Center Little Rock, Inc.
                                       An Arkansas corporation

_________________________              By:_______________________
Assistant Secretary                    Print Name:
Print Name:_______________             Title: CFO, Secretary & Treasurer



ATTEST:                                Red River Marine Arkansas, Inc.
                                       An Arkansas corporation

_________________________              By:_______________________
Assistant Secretary                    Print Name:
Print Name:_______________             Title: CFO, Secretary & Treasurer



ATTEST:                                Shelby Marine Center, Inc.
                                       a Tennessee corporation

_________________________              By:_______________________
Assistant Secretary                    Print Name:
Print Name:_______________             Title: CFO, Secretary & Treasurer



ATTEST:                                Shelby Marine Pickwick, LLC
                                       a Tennessee limited liability company

_________________________              By: Travis Boating Center Tennessee, Inc.
                                           By:_______________________
Assistant Secretary                        Print Name:
Print Name:_______________                 Title: CFO, Secretary & Treasurer


DEUTSCHE FINANCIAL SERVICES CORPORATION

By:__________________________________________________________

Title:_________________________________